Performance Commentary | August 2023

For August 2023, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.67% and a net return of -0.69%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -0.64% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	Its ongoing yield advantage. As of August 31, HIT’s portfolio yield was 5.79% versus 4.98% for the benchmark, offering a yield advantage of 81 bps.
•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess and total return basis. The portfolio was underweight to the sector at month end, with a 13.7% allocation compared to 26.9% in the Bloomberg Aggregate.
•	The portfolio’s underweight to corporate bonds, the second worst performing major sector for the month on both an excess and total return basis, at -8 bps and -78 bps, respectively. The HIT does not invest in corporate bonds, whereas the sector comprised 24.8% of the Benchmark on August 31, 2023.

August 2023 Portfolio Commentary

•	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. The 2-year rate decreased by approximately 1 bps while the 5-, 7-, 10-, and 30-year rates increased by approximately 8, 13, 15, and 20 bps, respectively.
•	The portfolio’s overweight to adjustable-rate securities as rates continued to rise. The HIT had an allocation of 12.8% to adjustable-rate securities at the end of the month while the benchmark held only fixed rate securities.
•	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae construction (CLC) loan certificates tightened to Treasuries by approximately 3 bps. The HIT portfolio had an allocation of 3.8% to CLCs at the end of the month while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to Treasuries, the best performing major asset class in the Benchmark on both a total and excess return basis during August. The HIT portfolio had a 3.6% allocation to the sector versus 41.1% in the Bloomberg Aggregate at month end.
•	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) and FHA/Ginnie Mae permanent (PLCs) widened by approximately 2 bps and 7 bps, respectively. The HIT portfolio had an allocation of 24.1% to fixed-rate single-asset Fannie Mae DUS securities and 12.4% to PLCs at the end of the month while there were no such securities in the Bloomberg Aggregate.
•	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 9 bps during the month. On August 31, 2023, the portfolio had a 11.8% allocation to REMICS while the Benchmark had none.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith

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August 2023 Portfolio Commentary

Market Data

August 2023 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.52%	0	6.08
Agencies	0.17%	6	3.31
Single family agency MBS (RMBS)	-0.82%	-33	6.25
Corporates	-0.78%	-8	6.97
Commercial MBS (CMBS)	-0.05%	2	4.41
Asset-backed securities (ABS)	0.26%	5	2.65
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/23	8/31/23	Change
1 Month	5.347%	5.362%	0.016%
3 Month	5.400%	5.435%	0.035%
6 Month	5.448%	5.496%	0.048%
1 Year	5.378%	5.384%	0.007%
2 Year	4.877%	4.863%	0.014%
3 Year	4.525%	4.554%	0.029%
5 Year	4.177%	4.254%	0.077%
7 Year	4.075%	4.206%	0.131%
10 Year	3.959%	4.108%	0.149%
20 Year	4.211%	4.403%	0.192%
30 Year	4.010%	4.211%	0.201%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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August 2023 Portfolio Commentary

Portfolio Data On August 31, 2023

Net Assets	$6,254.90 million
Portfolio Effective Duration	5.95 years	Convexity	0.245
Portfolio Average Coupon	3.46%	Maturity	10.44 years
Portfolio Yield to Worst[1]	5.79%	Portfolio Current Yield[1]	3.93%
Number of Holdings	935	Average Price[2]	87.09

Sector Allocations: 3

Multifamily Investments	80.51%	CMBS – Agency Multifamily**	66.96%
Agency Single-Family MBS	14.14%	Agency Single-Family MBS	14.14%
U.S. Treasury	3.56%	U.S. Treasury Notes/Bonds	3.56%
AAA Private-Label CMBS	0.76%	State Housing Permanent Bonds	4.50%
Cash & Short-Term Securities	1.03%	State Housing Construction Bonds	3.57%
		Direct Construction Loans	6.25%
		Cash & Short-Term Securities	1.03%
		**Includes multifamily MBS (59.96%), MF Construction MBS (6.23%), and AAA Private-Label CMBS (0.76%).
Quality Distribution: [3]
U.S. Government or Agency	84.79%
AAA	2.52%
AA	5.41%
A	0.00%
Not Rated	6.25%
Cash	1.03%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.03%	5-5.99 years	15.34%	0 – 1 year	5.12%
0-0.99 years	17.25%	6-6.99 years	14.58%	1 – 2.99 years	6.56%
1-1.99 years	2.60%	7-7.99 years	9.21%	3 – 4.99 years	12.56%
2-2.99 years	3.13%	8-8.99 years	2.36%	5 – 6.99 years	25.23%
3-3.99 years	10.14%	9-9.99 years	0.93%	7 – 9.99 years	36.06%
4-4.99 years	10.84%	Over 10 years	12.60%	10 – 19.99 years	9.93%
				Greater than 20 years	4.56%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

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